                                                                    EXHIBIT 25.1

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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                ---------------

                                   FORM T-1

     STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

     CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ___________

                        ------------------------------

                             BANKERS TRUST COMPANY
              (Exact name of trustee as specified in its charter)

          NEW YORK                                         13-4941247
(Jurisdiction of Incorporation                          (I.R.S. Employer
 if not a U.S. national bank)                          Identification n.)

                        ------------------------------

     FOUR ALBANY STREET
     NEW YORK, NEW YORK                                       10006
   (Address of principal                                   (Zip Code)
     executive offices)

                        ------------------------------


                      THE BANK OF NEW YORK COMPANY, INC.
              (Exact name of obligor as specified in the charter)


           NEW YORK                                        13-2614959
(State or other jurisdiction of                         (I.R.S. employer
 Incorporation or organization)                        Identification no.)

        48 WALL STREET
      NEW YORK, NEW YORK
        (212) 495-1784                                        10286
(Address of principal executive offices)                   (Zip Code)

                        ------------------------------


                 BANK OF NEW YORK COMPANY, INC. DATED 7/18/91
                      (Title of the indenture securities)

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

                                      -2-



Item  1.      General Information.
              Furnish the following information as to the trustee.

              (a) Name and address of each examining or supervising authority to which it is subject.

              Name                                       Address
              ----                                       -------
              Federal Reserve Bank (2nd District)        New York, NY
              Federal Deposit Insurance Corporation      Washington, D.C.
              New York State Banking Department          Albany, NY

              (b)  Whether it is authorized to exercise corporate trust powers.

                   Yes.

Item  2.      Affiliations with Obligor.

              If the obligor is an affiliate of the Trustee, describe each such affiliation.

              None.

Item  3.-15.  Not Applicable

Item  16.     List of Exhibits.

              Exhibit 1 - Restated Organization Certificate of Bankers Trust
                          Company dated August 7, 1990 and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated March 28, 1994 - Incorporated herein by reference to Exhibit 1 filed with Form 1 Statement, Registration No. 33-79862..

              Exhibit 2 - Certificate of Authority to commence business -
                          Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

              Exhibit 3 - Authorization of the Trustee to exercise corporate trust powers - Incorporated herein by reference to
                          Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

              Exhibit 4 - Existing By-Laws of Bankers Trust Company, dated as amended on September 21, 1993. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 33-52359.

              Exhibit 5 - Not applicable.

              Exhibit 6 - Consent of Bankers Trust Company required by Section
                          321(b) of the Act. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 22-18864.

              Exhibit 7 - A copy of the latest report of condition of Bankers
                          Trust Company dated as of December 31, 1994 - (copy attached).

              Exhibit 8 - Not Applicable

              Exhibit 9 - Not Applicable

                                   SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 2nd day of August, 1995.


                                              BANKERS TRUST COMPANY



                                              By: /s/ Wendy Kumar
                                                 -------------------------------
                                                      Wendy Kumar
                                                      Assistant Treasurer

                                   SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 2nd day of August, 1995.


                                                BANKERS TRUST COMPANY



                                                By: Wendy Kumar
                                                   -----------------------------
                                                    Wendy Kumar
                                                    Assistant Treasurer

Legal Title of Bank:    Bankers Trust Company    Call Date: 3/31/95    ST-BK: 36-4840    FFIEC 031
Address:                130 Liberty Street       Vendor ID: D          CERT: 00623       Page RC-1
City, State ZIP:        New York, NY  10006                                              11
FDIC Certificate No.:   0 0 6 2 3

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks March 31, 1995

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, reported the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                                C400
                                                        Dollar Amounts in Thousands               RCFD    Bil Mil Thou
ASSETS                                                                                            / / / / / / / / / / / / / /
  1.  Cash and balances due from depository institutions (from Schedule RC-A):                    / / / / / / / / / / / / / /
      a.  Noninterest-bearing balances and currency and coin(1) ..............                    0081           1,690,000     1.a.
      b.  Interest-bearing balances(2) .......................................                    0071           2,805,000     1.b.
  2.  Securities:                                                                                 / / / / / / / / / / / / / /
      a.  Held-to-maturity securities (from Schedule RC-B, column A) .........                    1754                   0     2.a.
      b.  Available-for-sale securities (from Schedule RC-B, column D)........                    1773           3,255,000     2.b.
  3   Federal funds sold and securities purchased under agreements to resell                      / / / / / / / / / / / / / /
      in domestic offices of the bank and of its Edge and Agreement                               / / / / / / / / / / / / / /
      subsidiaries, and in IBFs:                                                                  / / / / / / / / / / / / / /
      a.  Federal funds sold .................................................                    0276           4,331,000     3.a.
      b.  Securities purchased under agreements to resell ....................                    0277             911,000     3.b.
  4.  Loans and lease financing receivables:                                                      / / / / / / / / / / / / / /
      a.  Loans and leases, net of unearned income (from Schedule RC-C)  RCFD 2122  21,354,000    / / / / / / / / / / / / / /  4.a.
      b.  LESS:  Allowance for loan and lease losses.....................RCFD 3123   1,196,000    / / / / / / / / / / / / / /  4.b.
      c.  LESS:  Allocated transfer risk reserve ........................RCFD 3128           0    / / / / / / / / / / / / / /  4.c.
      d.  Loans and leases, net of unearned income,                                               / / / / / / / / / / / / / /
          allowance, and reserve (item 4.a minus 4.b and 4.c) ................                    2125          20,158,000     4.d.
  5.  Assets held in trading accounts ........................................                    3545          39,393,000     5.
  6.  Premises and fixed assets (including capitalized leases) ...............                    2145             890,000     6.
  7.  Other real estate owned (from Schedule RC-M) ...........................                    2150             258,000     7.
  8.  Investments in unconsolidated subsidiaries and associated companies
      (from Schedule RC-M)                                                                        2130             233,000     8.
  9.  Customers' liability to this bank on acceptances outstanding ...........                    2155             387,000     9.
 10.  Intangible assets (from Schedule RC-M) .................................                    2143              11,000    10.
 11.  Other assets (from Schedule RC-F) ......................................                    2160           7,797,000    11.
 12.  Total assets (sum of items 1 through 11) ...............................                    2170          82,119,000    12.

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(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held in trading accounts.

Legal Title of Bank:    Bankers Trust Company    Call Date: 3/31/95    ST-BK: 36-4840    FFIEC 031
Address:                130 Liberty Street       Vendor ID: D          CERT: 00623       Page RC-2
City, State ZIP:        New York, NY  10006                                              12
FDIC Certificate No.:   0 0 6 2 3

Schedule RC--Continued

                                                            Dollar Amounts in Thousands      / / / / / / /  Bil Mil Thou
LIABILITIES                                                                                  / / / / / / / / / / / / / /
13.  Deposits:                                                                               / / / / / / / / / / / / / /
     a.  In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)   RCON 2200         7,086,000   13.a.
         (1)  Noninterest-bearing(1) ............................ RCON 6631  2,504,000.....  / / / / / / / / / / / / / /   13.a.(1)
         (2)  Interest-bearing .................................. RCON 6636  4,582,000.....  / / / / / / / / / / / / / /   13.a.(2)
     b.  In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule        / / / / / / / / / / / / / /
         RC-E part II)                                                                       RCFN 2200        20,209,000   13.b.
         (1)  Noninterest-bearing ............................... RCFN 6631    641,000.....  / / / / / / / / / / / / / /   13.b.(1)
         (2)  Interest-bearing .................................. RCFN 6636 19,568,000.....  / / / / / / / / / / / / / /   13.b.(2)
14.  Federal funds purchased and securities sold under agreements to repurchase in           / / / / / / / / / / / / / /
     domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:   / / / / / / / / / / / / / /
     a.  Federal funds purchased ..........................................................  RCFD 0278         3,334,000   14.a.
     b.  Securities sold under agreements to repurchase ...................................  RCFD 0279           418,000   14.b.
15.  a.  Demand notes issued to the U.S. Treasury .........................................  RCON 2840                 0   15.a.
     b.  Trading liabilities ..............................................................  RCFD 3548        25,202,000   15.b.
16.  Other borrowed money:                                                                   / / / / / / / / / / / / / /
     a.  With original maturity of one year or less .......................................  RCFD 2332         9,875,000   16.a.
     b.  With original maturity of more than one year .....................................  RCFD 2333         2,307,000   16.b.
17.  Mortgage indebtedness and obligations under capitalized leases .......................  RCFD 2910            36,000   17.
18.  Bank's liability on acceptances executed and outstanding .............................  RCFD 2920           387,000   18.
19.  Subordinated notes and debentures ....................................................  RCFD 3200         1,225,000   19.
20.  Other liabilities (from Schedule RC-G) ...............................................  RCFD 2930         8,122,000   20.
21.  Total liabilities (sum of items 13 through 20) .......................................  RCFD 2948        78,201,000   21.
                                                                                             / / / / / / / / / / / / / /
22.  Limited-life preferred stock and related surplus .....................................  RCFD 3282                 0   22.
EQUITY CAPITAL                                                                               / / / / / / / / / / / / / /
23.  Perpetual preferred stock and related surplus ........................................  RCFD 3838           250,000   23.
24.  Common stock .........................................................................  RCFD 3230           852,000   24.
25.  Surplus (exclude all surplus related to preferred stock) .............................  RCFD 3839           498,000   25.
26.  a.  Undivided profits and capital reserves ...........................................  RCFD 3632         2,681,000   26.a.
     b.  Net unrealized holding gains (losses) on available-for-sale securities ...........  RCFD 8434        (    3,000)  26.b.
27.  Cumulative foreign currency translation adjustments ..................................  RCFD 3284        (  360,000)  27.
28.  Total equity capital (sum of items 23 through 27) ....................................  RCFD 3210         3,918,000   28.
29.  Total liabilities, limited-life preferred stock, and equity capital (sum of items 21,   / / / / / / / / / / / / / /
     22, and 28) ..........................................................................  RCFD 3300        82,119,000   29.

Memorandum
To be  reported only with the March Report of Condition.
   1.   Indicate in the box at the right the number of the statement below that best
        describes the most comprehensive level of auditing work performed for the bank                            Number
        by independent external auditors as of any date during 1994 .......................  RCFD                      2   M.1
1 = Independent audit of the bank conducted in accordance           4 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified           external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank           authority)
2 = Independent audit of the bank's parent holding company          5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing            auditors
    standards by a certified public accounting firm which           6 = Compilation of the bank's financial statements by external
    submits a report on the consolidated holding company                auditors
    (but not on the bank separately)                                7 = Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in                 8 = No external audit work
    accordance with generally accepted auditing standards
    by a certified public accounting firm (may be required by
    state chartering authority)

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(1)  Including total demand deposits and noninterest-bearing time and savings deposits.